Exhibit 10.1
Execution Version
INCREASE AGREEMENT AND AMENDMENT

THIS INCREASE AGREEMENT AND AMENDMENT, dated as of March 30, 2022 (this “Agreement”), by and among the institutions set forth on Schedule 1 hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”), the other Lenders party hereto, PAR PETROLEUM, LLC, a Delaware limited liability company (the “Company”), PAR HAWAII, LLC, a Delaware limited liability company (“PHI”), HERMES CONSOLIDATED, LLC (d/b/a Wyoming Refining Company), a Delaware limited liability company (“Hermes”), and WYOMING PIPELINE COMPANY LLC, a Wyoming limited liability company (“WPC” and collectively, with the Company, PHI and Hermes, “Borrowers”), the Guarantors party hereto, PAR PACIFIC HOLDINGS, INC., a Delaware corporation (the “Parent”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to that certain Amended and Restated Loan and Security Agreement, dated as of February 2, 2022, by and among the Borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent and as collateral agent for the Secured Parties (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may increase the existing Commitments (such increased Commitments, the “Incremental Commitments”) by entering into one or more increase agreements with the Incremental Lenders; and
WHEREAS, the Administrative Agent, the Incremental Lenders, the other Lenders and Borrowers have agreed to otherwise amend the Credit Agreement as more fully set forth below.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    Incremental Commitments.
(a)    Each Incremental Lender party hereto hereby agrees to commit to provide its respective Incremental Commitment as set forth on Schedule 1 annexed hereto, on the terms and subject to the conditions set forth below.
(b)    On the Increase Effective Date (as defined below), (i) each of the existing Lenders shall be deemed to assign to each of the Incremental Lenders, and each of the Incremental Lenders shall be deemed to purchase from each of such existing Lenders, at the principal amount thereof (i.e., at par) such interests in the outstanding Loans and participations in Letters of Credit and Swingline Loans outstanding on the Increase Effective Date that will result in, after giving effect to all such deemed assignments and purchases, such Loans and participations in Letters of Credit and Swingline Loans being held by such existing Lenders and the Incremental Lenders ratably in accordance with their Commitments after giving effect to the addition of the Incremental Commitments hereby; (ii) each Incremental Commitment shall be deemed, for all purposes, a Commitment and each loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) each Incremental Lender shall become a Lender with respect to the Commitments and all matters relating thereto.
(c)    Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(d)    For each Incremental Lender that is a Foreign Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to the Administrative Agent pursuant to Section 5.9 of the Credit Agreement.
(e)    Immediately after the Increase Effective Date, the available increase in the Lenders’ Commitments pursuant to Section 2.1.7 of the Credit Agreement, subject to the terms and conditions thereof and the terms of the Credit Agreement, shall be $12,500,000. Immediately after the Increase Effective Date, each Lender’s Commitments pursuant to the Credit Agreement shall be as set forth on Schedule 2 hereto.
SECTION 2.    Amendment of the Credit Agreement. Effective as of the Increase Effective Date,
(a)    Section 1.1 of the Credit Agreement is hereby amended as follows:
(i)    by inserting the following defined terms:
Agreement: this Amended and Restated Loan and Security Agreement, as amended by the Increase Agreement.
Increase Agreement: that certain Increase Agreement and Amendment, dated as of March 30, 2022, among the Borrowers, the Guarantors party thereto, Parent, the Lenders party thereto and the Administrative Agent.
(b)    Section 15.1.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    “(d)    without the prior written consent of all Lenders (except any Defaulting Lender), no modification shall (i) waive the conditions precedent contained in Section 6.1; (ii) alter Section 5.5.2, 7.1 (except to add Collateral), 13.5, 15.1.1, the definition of “Pro Rata” or any other provision hereof in a manner that would have the effect of altering the ratable reduction of Commitments or the pro rata sharing of payments among the Lenders otherwise required hereunder; (iii) change any provision of this Section 15.1.1(d) or the definition of “Required Lenders”, or any other provision hereof specifying the number or percentages of Lenders required to amend, waive or otherwise modify any rights hereunder or any other Loan Document or make any determination or grant any consent hereunder; (iv) amend the definition of Borrowing Base (or any defined term used in such definition) if the effect of such amendment is to increase borrowing availability; (v) increase the advance rates in the Borrowing Base or modify this Agreement in any way that would have the effect of increasing the advance rates in the Borrowing Base, in each case, beyond such advance rates in effect on the Closing Date; (vi) release or subordinate all or substantially all Collateral or all or substantially all of the value of the Guaranty; or (vii) except in connection with a merger, disposition or similar transaction expressly permitted hereby, release any Obligor from liability for any Obligations; and
(c)    Schedule 1.1 to the Credit Agreement is hereby replaced in its entirety with Schedule 2 to this Agreement.
SECTION 3.    Reaffirmation and Confirmation of Loan Documents. Each of the Obligors and other Guarantors hereby (a) acknowledges the existence, validity and enforceability of this Agreement, (b) confirms and ratifies all of its obligations under the Credit Agreement (immediately after giving effect to this Agreement), each Security Document and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all secured Obligations under the Credit Agreement, as modified pursuant to this Agreement. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Loan Documents (including each Security Document) refer to the Credit Agreement as amended and supplemented by this Agreement without impairing any such obligations or Liens in any respect.
SECTION 4.    Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Incremental Lenders to make Loans under the Incremental Commitments hereunder are subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Increase Effective Date”):
(a)    The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrowers, the Guarantors, Parent, each Incremental Lender party hereto and the other Lenders.
(b)    The Administrative Agent shall have received certificates, in form and substance reasonably satisfactory to it, from a duly authorized Senior Officer of each Borrower certifying that, (i) both immediately before and after giving effect to the Incremental Commitments, no Default or Event of Default has occurred and is continuing; (ii) the representations and warranties of Parent, PHR, each Future Intermediation Subsidiary and each Obligor in the Loan Documents to which they are a party shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date of, and upon giving effect to, such requested increase (except for representations and warranties that expressly relate to an earlier date, in which case they are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Section 9.1.4(a) of the Credit Agreement shall be deemed to refer to the most recent statements of Parent and its Subsidiaries furnished pursuant to clauses (a) and (b), respectively, of Section 10.1.2 of the Credit Agreement), (iii) no reduction in Commitments pursuant to Section 2.1.4 of the Credit Agreement has occurred prior to the requested increase, and (iv) the requested increase does not cause the Commitments to exceed 95% of any applicable cap under the Secured Notes Indenture.
(c)    Administrative Agent shall have received a certificate of a duly authorized officer of each Obligor and other Guarantor, certifying (i) that attached copies of such Person’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown (or that the Organic Documents delivered on the Closing Date remain true and complete and in full force and effect, without amendment except as shown); (ii) that an attached copy of resolutions authorizing the execution, delivery and performance of this Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Agreement; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents.
(d)    Administrative Agent shall have received good standing certificates or similar instrument for each Obligor and other Guarantor, issued by the Secretary of State or other appropriate official of such Person’s jurisdiction of organization.
(e)    Administrative Agent shall have received duly executed promissory notes payable to each Incremental Lender that has requested such a promissory note at least two (2) Business Days prior to the Increase Effective Date in the amount of such Incremental Lender’s Commitment to the Borrowers.
(f)    Administrative Agent shall have received a written opinion of Porter Hedges LLP and local counsel to WPC in form and substance satisfactory to Administrative Agent.

(g)    Borrowers shall have paid all reasonable and documented fees and expenses (including upfront fees) to be paid to Administrative Agent and Lenders on the Increase Effective Date, including reimbursement of expenses required to be reimbursed or paid pursuant to Section 3.4 of the Credit Agreement.
(h)    Administrative Agent shall have received, at least three Business Days prior to the Increase Effective Date, all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and, to the extent that any Borrower qualifies as a “legal entity customary” under the Beneficial Ownership Regulation, a Beneficial Ownership Certificate in relation to such Borrower, in each case, that has been reasonably requested in writing at least five Business Days prior to the Closing Date by the Lenders.
SECTION 5.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants, as of the Increase Effective Date, that each of the representations and warranties contained in Section 9 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Increase Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
SECTION 6.    Effects on Loan Documents.
(a)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
(c)    The Obligors, the other Guarantors and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
SECTION 7.    Amendments; Execution in Counterparts.
(a)    This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Borrower, any other Obligor or any other Guarantor that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
(b)    This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Obligors, the other Guarantors, the Administrative Agent, the Incremental Lenders and the other Lenders. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO

REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 15.15 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BORROWERS:

PAR PETROLEUM, LLC
PAR HAWAII, LLC
HERMES CONSOLIDATED, LLC
WYOMING PIPELINE COMPANY LLC

By: /s/ William Monteleone
Name:    William Monteleone
Title:    Chief Financial Officer

GUARANTORS:

PAR HAWAII REFINING, LLC
PAR PETROLEUM FINANCE CORP.
PAR TACOMA, LLC
U.S. OIL & REFINING CO.
MCCHORD PIPELINE CO.
USOT WA, LLC
PAR HAWAII SHARED SERVICES, LLC

By: /s/ William Monteleone
Name:    William Monteleone
Title:    Chief Financial Officer

PARENT:

PAR PACIFIC HOLDINGS, INC.

By: /s/ William Monteleone
Name:    William Monteleone
Title:    Chief Financial Officer

[Signature Page to Increase Agreement]

Consented to by:

BANK OF AMERICA, N.A.,
as Administrative Agent and Issuing Bank

By: /s/ Mark Porter_______________
Name: Mark Porter
Title: SVP

[Signature Page to Increase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Incremental Lender

By: /s/ Sanat Amladi_____________
Name: Sanat Amladi
Title: Managing Director

[Signature Page to Increase Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Mark Porter______________
Name: Mark Porter
Title: Senior Vice President

[Signature Page to Increase Agreement]

MUFG BANK, LTD.,
as a Lender

By: /s/ Todd Vaubel______________
Name: Todd Vaubel
Title: Director

[Signature Page to Increase Agreement]

AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By: /s/ Liane Khim_______________
Name: Liane Khim
Title: First Vice President

[Signature Page to Increase Agreement]

    SCHEDULE 1
    TO INCREASE AGREEMENT

INCREMENTAL COMMITMENTS

Name of Incremental Lender	Incremental Commitments
Wells Fargo Bank, National Association	$37,500,000
Total: $37,500,000

    SCHEDULE 2
    TO INCREASE AGREEMENT

Lender	Commitment
Bank of America, N.A.	$67,500,000.00
Wells Fargo Bank, National Association	$37,500,000.00
MUFG Bank, Ltd.	$20,000,000.00
American Savings Bank	$17,500,000.00
Total: $142,500,000.00